UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 19, 2020

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(c)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2020, Wheeler Real Estate Investment Trust, Inc. (the “Company”) appointed Crystal Plum as its Chief Financial Officer effective February 12, 2020.

Prior to her appointment as the Company’s Chief Financial Officer, Ms. Plum, age 38, most recently served as the Vice President of Financial Reporting and Corporate Accounting for the Company from March 2018 to the present and as Director of Financial Reporting for the Company from September 2016 to March 2018. Prior to that time, she served as Manager at Dixon Hughes Goodman LLP from September 2014 to August 2016 and as Supervisor at Dixon Hughes Goodman LLP from 2008 to September 2014. Ms. Plum has experience reviewing and performing audits, reviews, compilations and tax engagements for a diverse group of clients, as well as banking experience.  Ms. Plum is a Certified Public Accountant and has a Bachelor of Science in Business Administration - Accounting and Finance from Old Dominion University.

The employment agreement with Ms. Plum provides that she will earn a base salary of $200,000 and be eligible for a discretionary bonus payment for her contributions during calendar year 2020, which bonus payment will be subject to approval by the Chief Executive Officer and Chairman of the Board of Directors. The employment agreement anticipates that it is possible that Ms. Plum returns to her former role as Vice President of Financial Reporting and Corporate Accounting during the term of the employment agreement, at which point her base salary will be reduced to $180,000.

There are no family relationships between Ms. Plum and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Ms. Plum that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the employment agreement is filed herewith as Exhibit 10.1, and the foregoing description is qualified by reference to the full text thereof.

Item 9.01(d) Financial Statements and Exhibits.

10.1	Employment Agreement by and between Wheeler Real Estate Investment Trust, Inc. and Crystal Plum, dated as of February 12, 2020

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Employment Agreement by and between Wheeler Real Estate Investment Trust, Inc. and Crystal Plum, dated as of February 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: February 20, 2020